UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 22, 2005
HAPS USA, Inc.
(Exact name of registrant as specified in charter)

Utah (State or other jurisdiction of incorporation)	0-32195 (Commission File Number)	87-0319410 (IRS Employer Identification No.)
5231-A Kuaiwi Place, Honolulu, Hawaii 96821
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (808) 595-8847
Not Applicable
(Former names or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Disclosure Regarding Forward-Looking Statements
          This Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by such acts. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. The forward-looking statements contained in this Form 8-K are based on the Registrant’s current knowledge and expectations. All such forward-looking statements involve significant uncertainties and risks, some of which may be beyond the Registrant’s control. Actual results or events may differ materially from those indicated by the forward-looking statements included in this Form 8-K. In light of the significant uncertainties inherent in the forward-looking statements included in this Form 8-K, you should not consider the inclusion of such information as a representation by the Registrant or anyone else that the Registrant will achieve the results indicated or that actions specified will be taken.
Item 8.01. Other Events.
Failure to File an Amendment to June 1, 2005 Form 8-K to Provide Financial Statements and Pro Forma Financial Information Required by Item 9.01 of Form 8-K
          On June 1, 2005, HAPS USA, Inc., a Utah corporation formerly known as American Hospital Resources, Inc. (the “Company” or “Registrant”), filed a current report on Form 8-K with the Securities and Exchange Commission (the “June 1, 2005 Form 8-K”). The June 1, 2005 Form 8-K disclosed that on May 30, 2005, the Company issued an aggregate of 116,595,760 shares of Class E convertible preferred stock in exchange for all of the issued and outstanding shares of capital stock of HAPS USA, Inc., a Delaware corporation (“HAPS Delaware”) under the terms of an Agreement of Purchase and Sale of Stock, dated as of February 15, 2005 (the “Share Exchange Agreement”) among (i) the Company, (ii) HAPS Delaware, and (iii) Yoshihiro Kanemitsu, Junko Kanemitsu, Junyo Kanemitsu, Junki Kanemitsu, Haruo Miyano and Tadaaki Miyamoto.
          The completion of the share exchange transaction triggered an obligation on the part of the Company to file with the SEC:
•	consolidated financial statements of HAPS Delaware (including its wholly-owned subsidiary, Hikari System Co., Ltd., a Japanese company engaged in the Pachinko business in Chiba, Japan (“Hikari System”)) for the periods specified in Rule 3-05(b) of Regulation S-X, in accordance with and within the time period (i.e., within 75 calendar days after the completion of the share exchange transaction) specified by Item 9.01(a) of Form 8-K; and
•	pro forma financial information required by Article 11 of Regulation S-X, in accordance with and within the time period (i.e., within 75 calendar days after the completion of the share exchange transaction) specified by Item 9.01(b) of Form 8-K.
          The Company disclosed in the June 1, 2005 Form 8-K that it was impracticable to provide the financial statements of HAPS Delaware at the time of the filing of the June 1, 2005 Form 8-K and that such financial statements would be filed as soon as they became available, but not later than 60 days following the date of filing the June 1, 2005 Form 8-K. The June 1, 2005 Form 8-K also disclosed that the pro forma financial information was not then available, but that the Company expected to file such financial information not later than 60 days following the date of filing the June 1, 2005 Form 8-K.
          As of the date of this filing, the Company has not filed an amendment to the June 1, 2005 Form 8-K to provide the required financial statements and pro forma financial information specified in Item 9.01 of Form 8-K, and is not at this time able to provide an expected date for filing such financial statements and pro forma financial information. This is attributable primarily to the following:
(1)	The Company has been advised that members of the Kanemitsu family have retained counsel to review, among other things:
•	whether the Company complied in full with its obligations (including the conditions to closing the share exchange transaction) under the Share Exchange Agreement; and

•	whether the Company, its agents, representatives, and other persons who may or may not have been affiliated with the Company, complied with all applicable laws, including the state corporation laws of the State of Utah and applicable federal and state securities laws, in connection with the share exchange transaction.
The two members of the Company’s board of directors other than Mr. Yoshihiro Kanemitsu and Mr. Junyo Kanemitsu have advised the Kanemitsu family’s attorneys that they believe the Company complied in all material respects with the Share Exchange Agreement and all applicable laws in connection with the share exchange transaction.

The Company is unable to provide further information at this time as to what action, if any, the Kanemitsu family may take as a result of its review, the length of the review, whether such review or action may influence the filing of an amendment to the June 1, 2005 Form 8-K (and the work to prepare the required financial statements and pro forma financial information) or the timing thereof, or the effect that any such action (or inaction) may have on the Company or the market for its securities.

(2)	By letter dated July 18, 2005, Stonefield Josephson, Inc., a registered public accounting firm engaged by Hikari System in April 2004 to audit the financial statements of Hikari System for the fiscal years ended March 31, 2004, 2003 and 2002, resigned as Hikari System’s independent auditors. At this time, another accounting firm has not yet been engaged, and the consolidated financial statements of HAPS Delaware required to be filed by amendment to the June 1, 2005 Form 8-K have not yet been prepared.
   Failure to File Quarterly Report on Form 10-QSB for Quarterly Period Ended June 30, 2005
          On or before August 15, 2005, the Company was required to file a quarterly report on Form 10-QSB for the quarterly period ended June 30, 2005 (the “Second Quarter 2005 Form 10-QSB”) with the SEC. The Company did not meet that deadline and is not at this time able to provide an expected date for filing the Second Quarter Form 10-QSB. The unaudited interim financial statements of the Company required to be included in the Second Quarter 2005 Form 10-QSB will need to reflect the operations of HAPS Delaware and Hikari Systems. These financial statements have not yet been prepared, and the Company has not engaged an accounting firm to review such financial statements, when and if prepared.
   Expected Removal of the Company’s Common Shares from the OTC Bulletin Board
          On August 17, 2005, the OTC Bulletin Board, the regulated quotation service that currently displays quotes of our common shares, placed an “E” at the end of the Company’s stock ticker symbol to inform the public that the Company is delinquent in its SEC filings. If by September 16, 2005 is not in compliance with its SEC reporting obligations (which would require filing the Second Quarter 2005 Form 10-QSB), the Company’s common shares may be removed from the OTC Bulletin Board. In that event, the Company’s common shares may trade in the Pink Sheets.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPS USA, Inc.
Date: August 22, 2005	By:	/s/ Junyo Kanemitsu
Junyo Kanemitsu
Chief Executive Officer

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